UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 12, 2000

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina                                                  56-0939887
          (State of incorporation)                               (I.R.S. Employer Identification No.)

                                                                        200 West Second Street
                                                                    Winston-Salem, North Carolina                                         27101
                                                               (Address of principal executive offices)                                (Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 12 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the third quarter of 2000, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1 Quarterly Performance Summary issued October 12, 2000

October 12, 2000

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                                                                                      MEDIA
Tom A. Nicholson                               Scott E. Reed                                                          Bob Denham
Senior Vice President                          Sr. Exec. Vice President                                         Senior Vice President
Investor Relations                               Chief Financial Officer                                             Public Relations
(336) 733-3058                                 (336) 733-3088                                                       (336) 733-1002

BB&T achieves 16.3% growth in third quarter earnings

        WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBT) reported today that earnings for the third quarter of 2000 totaled $225.0 million excluding merger-related charges and losses resulting from restructuring the securities portfolio. These earnings reflect an increase of 16.3% compared to $193.5 million earned on a recurring basis in the third quarter of 1999. On a diluted per share basis, recurring earnings for the third quarter totaled $.56, an increase of 16.7% compared to $.48 earned in the third quarter last year.

        BB&T’s current quarter results, excluding merger-related charges and bond losses, produced an annualized return on average assets of 1.61% and an annualized return on average shareholders’ equity of 20.25%, compared to prior year ratios of 1.49% and 19.35%, respectively.

        During the third quarter of 2000, BB&T incurred merger-related charges totaling $57.9 million and bond losses totaling $117.8 million after related tax benefits. The restructuring of the bond portfolio, which was announced early in the third quarter, will contribute significantly to future earnings.

        “We are very pleased to report strong core financial results for the third quarter of 2000,” said Chairman and Chief Executive Officer John A. Allison. “We continue to achieve healthy core earnings growth despite the impact of rising interest rates on our margin. BB&T ranks among industry leaders in terms of performance, particularly in the areas of loan growth, noninterest income growth, asset quality and efficiency.”

        For the nine months ended Sept. 30, BB&T’s recurring earnings totaled $642.5 million, an increase of 12.9% compared to $568.9 million earned during the first nine months of 1999. Diluted earnings per share, excluding merger-related costs and losses from the securities portfolio restructuring, totaled $1.59 for the first nine months of 2000, an increase of 12.8% compared to $1.41 earned in 1999.

        BB&T’s recurring cash basis earnings totaled $239.7 million for the third quarter, or $.59 per diluted share, increases of 15.7% and 13.5%, respectively, compared to prior year amounts. Recurring cash basis earnings for the third quarter generated an annualized return on average tangible assets of 1.74% and an annualized return on average tangible equity of 25.53%.

        Including merger-related expenses and losses from the bond portfolio restructuring, net income for the third quarter of 2000 totaled $49.3 million, or $.12 per diluted share, compared to $173.8 million, or $.43 per diluted share in the third quarter of 1999. Net income for the nine months ended Sept. 30, totaled $401.0 million, or $.99 per diluted share, compared to $538.8 million, or $1.34 per diluted share, for the first nine months of the prior year.

        “We have continued to strengthen and grow our franchise by pursuing high-quality merger partners on economically sound terms,” said Allison. “We completed our merger with One Valley Bancorp during the quarter, which added $6.6 billion in assets and 125 branches to our organization. The One Valley merger provided BB&T the top deposit market share in West Virginia and significantly strengthened our Virginia franchise. We also announced plans for three acquisitions that will expand BB&T into Tennessee, strengthen our presence in central Maryland and enhance our leading market share in the economically attractive Greenville – Spartanburg, S.C. metropolitan area.”

        “On July 27, BB&T reached an agreement to merge with FCNB Corp, headquartered in Frederick, Md. With $1.6 billion in assets and 34 banking offices , FCNB will strengthen BB&T's presence in economically vibrant central Maryland and the Washington, D.C. corridor. On Aug. 23, BB&T reported plans to acquire BankFirst Corp. of Knoxville, Tenn. BankFirst, with $849 million in assets and 32 banking offices, marks BB&T's initial entry into Tennessee. On Sept. 6, BB&T announced plans to acquire FirstSpartan Financial Corp., of Spartanburg, S.C. FirstSpartan has total assets of $591 million and operates 11 banking offices in South Carolina's rapidly-growing Upstate region.

        “BB&T Insurance Services, the 11th largest retail insurance broker in the country, continued its expansion in the third quarter through the purchase of four independent agencies: Asura Corporation, based in Research Triangle Park, N.C.; Pruden Risk Management, Inc., of Dalton, Ga.; the Chaney, Thomas agencies, of Roanoke, Va.; and Poindexter and Associates, of Martinsville, Va.

        BB&T also announced plans to expand investment banking and brokerage operations during the quarter through the acquisition of Edgar M. Norris & Co., based in Greenville, S.C. This acquisition, which is expected to be completed in the fourth quarter, will combine the largest independent broker / dealer in South Carolina with Scott & Stringfellow, BB&T’s investment banking and brokerage subsidiary. In addition, BB&T acquired Laureate Capital Corp., a commercial mortgage banking firm based in Charlotte, N.C. Laureate is among the 25 largest commercial mortgage banking firms in the U.S. with a loan servicing portfolio of $4.3 billion.

        For the second time in three years, BB&T received recognition from the U.S. Small Business Administration as the No. 1 small business friendly bank in the United States. This acknowledgement reflects the effectiveness of BB&T’s community banking structure and its focus on meeting the financial needs of small businesses.

        BB&T had $56.7 billion in assets and 823 banking offices in the Carolinas, Georgia, Virginia, West Virginia, Kentucky, Maryland and Washington, D.C., as of Sept. 30. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T's common stock on Oct. 11 was $27.81 per share.

        For additional information about BB&T’s financial performance, products and services, please visit our web site at www.BBandT.com.

        To hear a live webcast of BB&T’s third quarter earnings conference call at 10 a.m. today, please visit our web site at BBandT.com. Replays of the conference call will be available through our web site until midnight (EDT) on Oct. 27.

#

        This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T’s forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 3                                                  Investor Relations                 FAX(336) 733-3132

                                                                                      For the Three Months Ended                   Increase (Decrease)
(Dollars in thousands, except per share data)                                       9/30/00              9/30/99                  $                   %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

    Interest income - taxable equivalent                                              $ 1,149,688           $ 990,495           $ 159,193                16.1%
    Interest expense                                                                      611,037              472,930            138,107                29.2

    Net interest income - taxable equivalent                                              538,651             517,565              21,086                 4.1

    Less: Taxable equivalent adjustment                                                    28,286              25,620               2,666                10.4

      Net interest income                                                                 510,365             491,945              18,420                 3.7

    Provision for loan & lease losses                                                      24,000              24,352                (352)               (1.4)

      Net interest income after provision for loan & lease losses                         486,365             467,593              18,772                 4.0

    Noninterest income                                                                    252,411             224,012              28,399                12.7
    Noninterest expense                                                                   406,510             406,293                 217                  .1

    Income before income taxes                                                            332,266             285,312              46,954                16.5
    Provision for income taxes                                                            107,302              91,833              15,469                16.8

      Income excluding nonrecurring items                                                 224,964             193,479              31,485                16.3

      Nonrecurring items, net of tax                                                      175,700              19,700             156,000                      NM

      Net income                                                                         $ 49,264           $ 173,779          $ (124,515)              (71.7)%

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

    Basic earnings                                                                          $ .56               $ .49               $ .07                14.3%
    Diluted earnings                                                                          .56                 .48                 .08                16.7

    Weighted average shares -                                        Basic            399,662,723         394,941,799
                                                                   Diluted            404,477,344         401,178,084
    Dividends paid on common shares                                                         $ .23               $ .20               $ .03                15.0%

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

    Return on average assets                                                                 1.61%              1.49%
    Return on average equity                                                                20.25               19.35
    Net yield on earning assets (taxable equivalent)                                         4.16                4.26
    Efficiency (taxable equivalent) (1)                                                      51.3                54.6

CASH BASIS PERFORMANCE EXCLUDING NONRECURRING ITEMS (2)

    Net Income                                                                          $ 239,677           $ 207,128            $ 32,549                15.7%
    Diluted earnings per share                                                                .59                 .52                 .07                13.5
    Return on average tangible assets                                                        1.74%              1.61%
    Return on average tangible equity                                                       25.53               24.62
    Efficiency ratio (taxable equivalent) (1)                                                49.4                52.7

                                                                                      For the Three Months Ended                   Increase (Decrease)
(Dollars in thousands, except per share data)                                       9/30/00              9/30/99                  $                   %
INCOME STATEMENT

    Interest income - taxable equivalent                                              $ 1,149,688           $ 990,495           $ 159,193                16.1%
    Interest expense                                                                      611,037             472,930             138,107                29.2

    Net interest income - taxable equivalent                                              538,651             517,565              21,086                 4.1

    Less: Taxable equivalent adjustment                                                    28,286              25,620               2,666                10.4

      Net interest income                                                                 510,365             491,945              18,420                 3.7

    Provision for loan & lease losses                                                      38,200              24,352              13,848                56.9

      Net interest income after provision for loan & lease losses                         472,165             467,593               4,572                 1.0

    Noninterest income                                                                     72,000             222,612            (150,612)              (67.7)
    Noninterest expense                                                                   479,045             433,583              45,462                10.5

    Income before income taxes                                                             65,120             256,622            (191,502)              (74.6)
    Provision for income taxes                                                             15,856              82,843             (66,987)              (80.9)

      Net income                                                                         $ 49,264           $ 173,779          $ (124,515)              (71.7)%

PER SHARE DATA

    Basic earnings                                                                          $ .12               $ .44              $ (.32)              (72.7)%
    Diluted earnings                                                                          .12                 .43                (.31)              (72.1)

    Weighted average shares -                                        Basic            399,662,723         394,941,799
                                                                   Diluted            404,477,344         401,178,084
    Dividends paid on common shares                                                         $ .23               $ .20               $ .03                15.0%
PERFORMANCE RATIOS

    Return on average assets                                                                  .35%              1.33%
    Return on average equity                                                                 4.44               17.38
    Net yield on earning assets (taxable equivalent)                                         4.16                4.26
    Efficiency (taxable equivalent) (1)                                                      51.3                54.6

NOTES:     Applicable ratios are annualized.
           (1) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
           (2) Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
           NM - not meaningful.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 4                                                  Investor Relations                 FAX(336) 733-3132

                                                                                      For the Nine Months Ended                    Increase (Decrease)
(Dollars in thousands, except per share data)                                       9/30/00              9/30/99                  $                   %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

    Interest income - taxable equivalent                                              $ 3,282,614         $ 2,848,274           $ 434,340                15.2%
    Interest expense                                                                    1,685,356           1,345,978             339,378                25.2

    Net interest income - taxable equivalent                                            1,597,258           1,502,296              94,962                 6.3

    Less: Taxable equivalent adjustment                                                    76,971              71,933               5,038                 7.0

      Net interest income                                                               1,520,287           1,430,363              89,924                 6.3

    Provision for loan & lease losses                                                      72,981              74,401              (1,420)               (1.9)

      Net interest income after provision for loan & lease losses                       1,447,306           1,355,962              91,344                 6.7

    Noninterest income                                                                    734,932             653,176              81,756                12.5
    Noninterest expense                                                                 1,228,012           1,169,024              58,988                 5.0

    Income before income taxes                                                            954,226             840,114             114,112                13.6
    Provision for income taxes                                                            311,701             271,245              40,456                14.9

      Income excluding nonrecurring items                                                 642,525             568,869              73,656                12.9

      Nonrecurring items, net of tax                                                      241,539              30,086             211,453                      NM

      Net income                                                                        $ 400,986           $ 538,783          $ (137,797)              (25.6)%

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

    Basic earnings                                                                         $ 1.61              $ 1.44               $ .17                11.8%
    Diluted earnings                                                                         1.59                1.41                 .18                12.8

    Weighted average shares -                                        Basic            399,588,220         395,125,226
                                                                   Diluted            404,427,972         402,126,950
    Dividends paid on common shares                                                         $ .63               $ .55               $ .08                14.5%

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

    Return on average assets                                                                 1.58%              1.51%
    Return on average equity                                                                20.17               18.90
    Net yield on earning assets (taxable equivalent)                                         4.20                4.27
    Noninterest income as a percentage of
      total income (taxable equivalent) (1)                                                  31.5                30.4
    Efficiency (taxable equivalent) (1)                                                      52.6                54.0

CASH BASIS PERFORMANCE EXCLUDING NONRECURRING ITEMS (2)

    Net Income                                                                          $ 687,378           $ 606,869            $ 80,509                13.3%
    Diluted earnings per share                                                               1.70                1.51                 .19                12.6
    Return on average tangible assets                                                        1.71%              1.63%
    Return on average tangible equity                                                       25.75               23.54
    Efficiency ratio (taxable equivalent) (1)                                                50.6                52.2

                                                                                      For the Nine Months Ended                    Increase (Decrease)
(Dollars in thousands, except per share data)                                       9/30/00              9/30/99                  $                   %
INCOME STATEMENT

    Interest income - taxable equivalent                                              $ 3,282,614         $ 2,848,274           $ 434,340                15.2%
    Interest expense                                                                    1,685,356           1,345,978             339,378                25.2

    Net interest income - taxable equivalent                                            1,597,258           1,502,296              94,962                 6.3

    Less: Taxable equivalent adjustment                                                    76,971              71,933               5,038                 7.0

      Net interest income                                                               1,520,287           1,430,363              89,924                 6.3

    Provision for loan & lease losses                                                      92,431              74,401              18,030                24.2

      Net interest income after provision for loan & lease losses                       1,427,856           1,355,962              71,894                 5.3

    Noninterest income                                                                    513,430             651,776            (138,346)              (21.2)
    Noninterest expense                                                                 1,357,057           1,212,155             144,902                12.0

    Income before income taxes                                                            584,229             795,583            (211,354)              (26.6)
    Provision for income taxes                                                            183,243             256,800             (73,557)              (28.6)

      Net income                                                                        $ 400,986           $ 538,783          $ (137,797)              (25.6)%

PER SHARE DATA

    Basic earnings                                                                         $ 1.00              $ 1.36              $ (.36)              (26.5)%
    Diluted earnings                                                                          .99                1.34                (.35)              (26.1)

    Weighted average shares -                                        Basic            399,588,220         395,125,226
                                                                   Diluted            404,427,972         402,126,950
    Dividends paid on common shares                                                         $ .63               $ .55               $ .08                14.5%

PERFORMANCE RATIOS

    Return on average assets                                                                  .99%              1.43%
    Return on average equity                                                                12.59               17.90
    Net yield on earning assets (taxable equivalent)                                         4.20                4.27
    Efficiency (taxable equivalent) (1)                                                      52.6                54.0

NOTES:     Applicable ratios are annualized.
           (1) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
           (2) Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
           NM - not meaningful.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 5                                                  Investor Relations                 FAX(336) 733-3132

                                                                                  As of / For the Nine Months Ended                Increase (Decrease)
(Dollars in thousands)                                                              9/30/00              9/30/99                  $                   %
SELECTED BALANCE SHEET DATA

    End of period balances

    Securities, at carrying value (1)                                                $ 13,332,055        $ 13,412,791           $ (80,736)                (.6)%

    Commercial loans & leases                                                          20,049,768          17,487,680           2,562,088                14.7
    Consumer loans                                                                      9,903,430           8,906,185             997,245                11.2
    Revolving credit loans                                                                791,690             658,206             133,484                20.3
    Mortgage loans (1)                                                                  7,673,991           7,797,749            (123,758)               (1.6)

      Total loans & leases (1)                                                         38,418,879          34,849,820           3,569,059                10.2

    Allowance for loan & lease losses                                                     505,576             467,106              38,470                 8.2
    Other earning assets                                                                  337,527             487,474            (149,947)              (30.8)

      Total earning assets                                                             52,285,506          49,006,798           3,278,708                 6.7

      Total assets                                                                     56,671,181          52,383,230           4,287,951                 8.2

    Noninterest-bearing deposits                                                        4,856,375           4,792,494              63,881                 1.3
    Savings & interest checking                                                         2,271,620           2,961,658            (690,038)              (23.3)
    Money rate savings                                                                 10,167,957           9,087,149           1,080,808                11.9
    Time deposits                                                                      16,932,290          16,460,294             471,996                 2.9
    Other deposits                                                                      1,806,834             361,994           1,444,840               399.1

      Total deposits                                                                   36,035,076          33,663,589           2,371,487                 7.0

    Short-term borrowed funds                                                           6,692,661           7,133,566            (440,905)               (6.2)
    Long-term debt                                                                      8,343,252           6,818,472           1,524,780                22.4

      Total interest-bearing liabilities                                               46,214,614          42,823,133           3,391,481                 7.9

      Total shareholders' equity                                                      $ 4,337,003         $ 4,055,263           $ 281,740                 6.9%

    Average balances

    Securities, at amortized cost (1)                                                $ 13,360,416        $ 13,140,178           $ 220,238                 1.7%

    Commercial loans & leases (1)                                                      19,265,849          16,594,780           2,671,069                16.1
    Consumer loans (1)                                                                  9,614,259           8,386,849           1,227,410                14.6
    Revolving credit loans (1)                                                            692,226             600,123              92,103                15.3
    Mortgage loans (1)                                                                  7,527,127           7,836,414            (309,287)               (3.9)

      Total loans & leases (1)                                                         37,099,461          33,418,166           3,681,295                11.0

    Other earning assets                                                                  324,560             450,516            (125,956)              (28.0)

      Total earning assets                                                             50,784,437          47,008,860           3,775,577                 8.0

      Total assets                                                                     54,361,298          50,266,587           4,094,711                 8.1

    Noninterest-bearing deposits (2)                                                    4,916,887           4,625,242             291,645                 6.3
    Savings & interest checking (2)                                                     2,774,643           3,247,926            (473,283)              (14.6)
    Money rate savings (2)                                                              9,573,843           8,667,572             906,271                10.5
    Time deposits (2)                                                                  16,682,972          16,012,670             670,302                 4.2
    Other deposits (2)                                                                  1,757,712             988,267             769,445                77.9

      Total deposits (2)                                                               35,706,057          33,541,677           2,164,380                 6.5

    Short-term borrowed funds                                                           6,681,733           6,045,154             636,579                10.5
    Long-term debt                                                                      6,943,975           5,959,604             984,371                16.5

      Total interest-bearing liabilities                                               44,414,878          40,921,193           3,493,685                 8.5

      Total shareholders' equity                                                      $ 4,255,228         $ 4,024,444           $ 230,784                 5.7%

                                                                                                        As of / For the Quarter Ended
(Dollars in thousands)                                        9/30/00               6/30/00              3/31/00             12/31/99            9/30/99
MISCELLANEOUS INFORMATION

    Unrealized depreciation on securities
      available for sale, net of tax                            $ (127,661)            $ (298,174)         $ (327,920)         $ (309,406)         $ (161,947)
    Derivatives (notional value)                                 1,752,086              2,354,529           2,145,951           1,701,611           1,745,589
    Unrealized (loss) gain on derivatives portfolio                  5,864                 (2,889)              3,306               2,007              (1,345)
    Common stock prices (daily close):                High           30.44                  31.75               29.19               36.94               36.63
                                                       Low           24.06                  23.88               22.00               27.31               30.50
                                             End of period           30.13                  23.88               28.06               27.38               32.38
    Weighted average shares -                        Basic     399,662,723            399,767,789         399,333,329         398,084,684         394,941,799
                                                   Diluted     404,477,344            404,863,658         403,942,370         403,818,385         401,178,084
    End of period shares outstanding                           397,828,643            399,905,036         399,643,694         398,742,188         396,567,267
    End of period banking offices                                      823                    830                 831                 831                 832

NOTES:     All items referring to loans & leases include loans held for sale & are net of unearned income.
           (1) Balances reflect the securitization of $747.1 million of loans during 2000 and $304.8 million of loans during 1999. Excluding the impact of the securitizations and purchase accounting transactions, YTD average loans would have increased as follows:
                               Commercial loans and leasing 15.4%             Mortgage loans                      3.1%
                               Consumer loans               11.2              Total loans                        11.4
                               Revolving credit loans       14.7
           (2) Excluding the effects of purchase accounting and the reduction in noninterest-bearing deposits resulting from the outsourcing of the issuance of official checks,
                 YTD average deposits would have increased as follows:
                               Noninterest-bearing deposits  5.8%             Time and other deposits             6.9%
                               Other transaction accounts    2.2              Total deposits                      5.1

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 6                                                  Investor Relations                 FAX(336) 733-3132

                                                                                              As of / For the Quarter Ended
(Dollars in thousands, except per share data)                 9/30/00               6/30/00              3/31/00             12/31/99            9/30/99
INCOME STATEMENTS EXCLUDING
    NONRECURRING ITEMS

    Interest income - taxable equivalent

    Interest & fees on loans & leases                            $ 900,423              $ 860,814           $ 815,888           $ 795,458           $ 757,455
    Interest & dividends on securities                             244,181                224,217             221,116             223,234             227,002
    Interest on short-term investments                               5,084                  5,427               5,464               5,920               6,038
      Total interest income - taxable equivalent                 1,149,688              1,090,458           1,042,468           1,024,612             990,495

    Interest expense

    Interest on deposits                                           393,197                354,400             330,298             313,852             303,596
    Interest on short-term borrowed funds                           91,328                104,165              99,574              89,617              83,576
    Interest on long-term debt                                     126,512                 99,596              86,286              93,158              85,758
      Total interest expense                                       611,037                558,161             516,158             496,627             472,930

    Net interest income - taxable equivalent                       538,651                532,297             526,310             527,985             517,565

    Less: Taxable equivalent adjustment                             28,286                 24,564              24,121              24,729              25,620

      Net interest income                                          510,365                507,733             502,189             503,256             491,945

    Provision for loan & lease losses                               24,000                 24,164              24,817              24,359              24,352

      Net interest income after provision for
       loan & lease losses                                         486,365                483,569             477,372             478,897             467,593

    Noninterest income

    Service charges on deposits                                     69,186                 65,895              61,320              63,392              60,991
    Mortgage banking income                                         24,243                 25,072              27,290              29,691              37,501
    Investment banking & brokerage fees & commissions               36,488                 41,258              45,601              37,138              38,079
    Trust revenue                                                   20,297                 19,476              18,602              18,110              17,982
    Agency insurance commissions                                    34,278                 30,791              29,598              24,929              20,618
    Other insurance commissions                                      3,910                  3,809               3,423               3,352               3,779
    Other nondeposit fees & commissions                             37,503                 34,632              31,298              30,497              30,125
    Securities gains (losses), net                                       3                   (469)                 10                   4                (482)
    Other income                                                    26,503                 26,399              18,516              18,563              15,419

      Total noninterest income (1)                                 252,411                246,863             235,658             225,676             224,012

    Noninterest expense

    Personnel expense                                              221,356                222,408             225,434             211,441             214,894
    Occupancy & equipment expense                                   62,585                 60,918              61,314              60,463              62,531
    Foreclosed property expense                                        467                    769                 828               1,337               1,347
    Amortization of intangibles & mortgage servicing rights         19,874                 19,868              19,261              21,153              20,080
    Other noninterest expense                                      102,228                111,076              99,626             112,648             107,441

      Total noninterest expense (2)                                406,510                415,039             406,463             407,042             406,293

    Income before income taxes                                     332,266                315,393             306,567             297,531             285,312
    Provision for income taxes                                     107,302                103,918             100,481              99,102              91,833

      Net income                                                 $ 224,964              $ 211,475           $ 206,086           $ 198,429           $ 193,479

PER SHARE DATA EXCLUDING
    NONRECURRING ITEMS

    Basic earnings                                                   $ .56                  $ .53               $ .52               $ .50               $ .49
    Diluted earnings                                                   .56                    .52                 .51                 .49                 .48
    Dividends paid on common shares                                    .23                    .20                 .20                 .20                 .20
    Book value per common share                                    $ 10.90                $ 10.69             $ 10.42             $ 10.19             $ 10.23

RATIOS EXCLUDING
    NONRECURRING ITEMS

    Return on average assets                                          1.61%                 1.57%              1.56%              1.50%              1.49%
    Return on average equity                                         20.25                  20.12               20.13               19.19               19.35
    Net yield on earning assets (taxable equivalent)                  4.16                   4.20                4.24                4.28                4.26
    Efficiency (taxable equivalent) (3)                               51.3                   53.1                53.2                53.8                54.6
    Noninterest income as a percentage of
      total income (taxable equivalent) (3)                           31.9                   31.7                30.9                29.9                30.3
    Equity as a percentage of total assets
      end of period                                                    7.7                    7.8                 7.7                 7.7                 7.7
    Average earning assets as a percentage of
      average total assets                                            93.1                   93.5                93.7                93.4                93.8
    Average loans & leases as a percentage of
      average deposits                                               104.2                  104.0               103.5               103.1               100.4

CASH BASIS PERFORMANCE (4)

    Cash basis earnings excluding nonrecurring items             $ 239,677              $ 226,769           $ 220,932           $ 213,228           $ 207,128
    Diluted cash basis earnings per share                              .59                    .56                 .55                 .53                 .52
    Return on average tangible assets                                 1.74%                 1.70%              1.69%              1.63%              1.61%
    Return on average tangible equity                                25.53                  25.74               25.97               24.74               24.62
    Efficiency ratio (taxable equivalent) (3)                         49.4                   51.1                51.2                51.8                52.7

NOTES:     Applicable ratios are annualized.
           (1) Excluding purchase accounting transactions, noninterest income would have increased 4.7% for the nine months and 9.2% for the quarter compared to the same periods in
                  1999. Excluding purchase accounting and mortgage income fluctuations, noninterest income would have increased 16.9% for the nine months and 18.1% for the quarter.
           (2) Excluding purchase accounting transactions, noninterest expense would have decreased .5% for the nine months and 2.4% for the quarter compared to the same periods in 1999.
           (3) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
           (4) Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 7                                                  Investor Relations                 FAX(336) 733-3132

                                                                                                        As of / For the Quarter Ended
(Dollars in thousands)                                        9/30/00               6/30/00              3/31/00             12/31/99            9/30/99
SELECTED BALANCE SHEET DATA

    End of period balances

    Securities, at carrying value                              $13,332,055           $ 12,893,473        $ 13,003,164         $12,755,940        $ 13,412,791

    Commercial loans & leases                                   20,049,768             19,666,473          18,963,259          18,178,452          17,487,680
    Consumer loans                                               9,903,430              9,690,951           9,356,364           9,135,324           8,906,185
    Revolving credit loans                                         791,690                706,593             692,075             693,133             658,206
    Mortgage loans                                               7,673,991              7,626,935           7,514,396           7,749,397           7,797,749

      Total loans & leases                                      38,418,879             37,690,952          36,526,094          35,756,306          34,849,820

    Allowance for loan & lease losses                              505,576                489,067             484,441             477,296             467,106
    Other earning assets                                           337,527                380,321             432,690             514,804             487,474
      Total earning assets                                      52,285,506             51,438,842          50,486,445          49,521,396          49,006,798

      Total assets                                              56,671,181             55,045,161          53,991,314          53,000,836          52,383,230

    Noninterest-bearing deposits                                 4,856,375              5,091,342           5,091,276           4,847,976           4,792,494
    Savings & interest checking                                  2,271,620              2,589,608           2,895,365           2,978,811           2,961,658
    Money rate savings                                          10,167,957              9,742,352           9,708,262           9,592,326           9,087,149
    Time deposits                                               16,932,290             17,967,670          15,914,733          16,199,129          16,460,294
    Other deposits                                               1,806,834              1,047,057           1,267,815             529,401             361,994

      Total deposits                                            36,035,076             36,438,029          34,877,451          34,147,643          33,663,589

    Short-term borrowed funds                                    6,692,661              6,270,703           7,499,943           7,971,873           7,133,566
    Long-term debt                                               8,343,252              7,318,035           6,736,624           6,073,428           6,818,472

      Total interest-bearing liabilities                        46,214,614             44,935,425          44,022,742          43,344,968          42,823,133

      Total shareholders' equity                                 4,337,003              4,274,644           4,165,787           4,063,619           4,055,263

    Goodwill                                                       675,815                663,344             669,919             680,859             652,755
    Core deposit & other intangibles                                14,888                 17,222              16,555              15,762              18,407

      Total intangibles                                            690,703                680,566             686,474             696,621             671,162

      Mortgage servicing rights                                    217,686                192,707             189,724             189,809             177,056

      Negative goodwill                                           $ 15,825               $ 17,385            $ 18,946            $ 20,507            $ 22,067

    Average balances

    Securities, at amortized cost                              $13,479,872           $ 13,335,345        $ 13,264,718         $13,447,769        $ 13,814,500

    Commercial loans & leases (1)                               19,792,765             19,320,278          18,678,714          17,975,597          17,296,131
    Consumer loans (1)                                           9,802,558              9,637,019           9,401,131           9,178,105           8,748,261
    Revolving credit loans (1)                                     718,859                685,880             671,646             643,323             616,913
    Mortgage loans (1)                                           7,656,673              7,495,340           7,427,944           7,550,377           7,472,254

      Total loans & leases (1)                                  37,970,855             37,138,517          36,179,435          35,347,402          34,133,559

    Other earning assets                                           269,495                325,737             379,053             386,867             499,254

      Total earning assets                                      51,720,222             50,799,599          49,823,206          49,182,038          48,447,313

      Total assets                                              55,579,535             54,317,488          53,173,484          52,637,610          51,666,605

    Noninterest-bearing deposits (2)                             4,948,690              5,027,019           4,774,603           4,846,697           4,727,917
    Savings & interest checking (2)                              2,486,434              2,808,625           3,032,037           3,078,871           3,120,399
    Money rate savings (2)                                       9,774,421              9,604,312           9,340,592           9,176,080           8,892,400
    Time deposits (2)                                           17,303,455             16,553,425          16,185,219          16,308,160          16,033,500
    Other deposits (2)                                           1,913,142              1,719,644           1,638,640             866,315           1,217,762

      Total deposits (2)                                        36,426,142             35,713,025          34,971,091          34,276,123          33,991,978

    Short-term borrowed funds                                    5,756,069              7,001,270           7,298,032           6,940,113           6,676,203
    Long-term debt                                               8,173,862              6,610,451           6,034,097           6,582,262           6,316,154

      Total interest-bearing liabilities                        45,407,383             44,297,727          43,528,617          42,951,801          42,256,418

      Total shareholders' equity                               $ 4,418,578            $ 4,226,740         $ 4,118,571         $ 4,101,967         $ 3,967,306

RISK-BASED CAPITAL

    Risk-based capital:
      Tier 1                                                   $ 3,786,188            $ 3,904,912         $ 3,829,510         $ 3,679,736         $ 3,618,118
      Total                                                      4,926,810              5,029,010           5,061,765           4,901,622           4,819,967
    Risk-based capital ratios:
      Tier 1                                                           9.3%                 10.0%              10.1%               9.9%              10.1%
      Total                                                           12.1                   12.9                13.3                13.2                13.4
    Leverage capital ratio                                             6.9                    7.2                 7.3                 7.1                 7.0

NOTES:     All items referring to loans & leases include loans held for sale & are net of unearned income.
           (1) Balances reflect the securitization of $747.1 million of loans during 2000 and $304.8 million of loans during 1999. Excluding the impact of the securitizations and purchase accounting transactions, quarterly average loans would have increased as follows:
                               Commercial loans and leases  13.9%             Mortgage loans                     13.0%
                               Consumer loans               10.0              Total loans                        12.8
                               Revolving credit loans        6.4
           (2) Excluding the effects of purchase accounting and the reduction in noninterest-bearing deposits resulting from the outsourcing of the issuance of official checks, quarterly average deposits would have increased as follows:
                               Noninterest-bearing deposits  6.1%             Time and other deposits            10.3%
                               Other transaction accounts    1.1              Total deposits                      6.5

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 8                                                  Investor Relations                 FAX(336) 733-3132

                                                                                                        As of / For the Quarter Ended
(Dollars in thousands)                                        9/30/00               6/30/00              3/31/00             12/31/99            9/30/99
ASSET QUALITY ANALYSIS

    Allowance For Loan & Lease Losses
      Beginning balance                                          $ 489,067              $ 484,441           $ 477,296           $ 467,106           $ 458,689
      Allowance for acquired loans                                       -                      -                   -               1,120               7,473
      Provision for loan & lease losses                             38,200                 27,914              26,317              40,032              24,352
       Charge-offs                                                 (29,002)               (31,135)            (27,981)            (39,866)            (30,994)
       Recoveries                                                    7,311                  7,847               8,809               8,904               7,586
      Net charge-offs                                              (21,691)               (23,288)            (19,172)            (30,962)            (23,408)
       Ending balance                                            $ 505,576              $ 489,067           $ 484,441           $ 477,296           $ 467,106

    Nonperforming Assets
      Nonaccrual loans & leases                                  $ 124,276              $ 122,559           $ 117,607           $ 118,975           $ 104,086
      Foreclosed real estate                                        18,535                 16,044              17,679              17,015              20,902
      Other foreclosed property                                     16,042                 13,694              16,105              14,879              12,044
      Restructured loans                                               445                    501               1,471               1,681               1,951
       Nonperforming assets                                      $ 159,298              $ 152,798           $ 152,862           $ 152,550           $ 138,983

      Loans 90 days or more past due
       & still accruing                                           $ 74,922               $ 62,602            $ 48,668            $ 59,974            $ 57,215
      Loans 90 days or more past due & still accruing
       as a percentage of total loans and leases                       .20%                  .17%               .13%               .17%               .16%

    Asset Quality Ratios
      Nonaccrual and restructured loans & leases
       as a percentage of total loans & leases                         .32%                  .33%               .33%               .34%               .30%
      Nonperforming assets as a percentage of:
       Total assets                                                    .28                    .28                 .28                 .29                 .27
       Loans & leases plus
         foreclosed property                                           .41                    .41                 .42                 .43                 .40
      Net charge-offs as a percentage of
       average loans & leases                                          .23                    .25                 .21                 .35                 .27
      Allowance for loan & lease losses as
       a percentage of loans & leases                                 1.32                   1.30                1.33                1.33                1.34
      Ratio of allowance for loan & lease losses to:
       Net charge-offs                                                5.86 x                 5.22 x              6.28 x              3.89 x              5.03 x
       Nonaccrual and restructured loans & leases                     4.05                   3.97                4.07                3.96                4.41

                                                                                  As of / for the Nine Months Ended              Increase (Decrease)
                                                                                    9/30/00              9/30/99                  $                 %

    Allowance For Loan & Lease Losses
      Beginning balance                                                                 $ 477,296           $ 442,341            $ 34,955                 7.9%
      Allowance for acquired loans                                                              -               9,577              (9,577)             (100.0)
      Provision for loan & lease losses                                                    92,431              74,401              18,030                24.2
       Charge-offs                                                                        (88,118)            (82,612)             (5,506)               (6.7)
       Recoveries                                                                          23,967              23,399                 568                 2.4
      Net charge-offs                                                                     (64,151)            (59,213)             (4,938)               (8.3)
       Ending balance                                                                   $ 505,576           $ 467,106            $ 38,470                 8.2%

    Asset Quality Ratios
      Net charge-offs as a percentage of
       average loans & leases                                                                 .23%               .24%
      Ratio of allowance for loan & lease losses to
       net charge-offs                                                                       5.90 x              5.90 x

                                                                                                            For the Quarter Ended
                                                              9/30/00               6/30/00              3/31/00             12/31/99            9/30/99
ANNUALIZED INTEREST YIELDS / RATES (1)

    Interest income:
    Securities & other                                                7.25%                 6.73%              6.65%              6.62%              6.51%
    Loans & leases                                                    9.44                   9.31                9.06                8.93                8.82

      Total earning assets                                            8.86                   8.62                8.40                8.28                8.13

    Interest expense:
    Interest-bearing deposits                                         4.97                   4.65                4.40                4.23                4.12
    Short-term borrowed funds                                         6.31                   5.98                5.49                5.12                4.97
    Long-term debt                                                    6.17                   6.05                5.74                5.64                5.41

      Total interest-bearing liabilities                              5.36                   5.07                4.77                4.59                4.44

    Net yield on earning assets                                       4.16%                 4.20%              4.24%              4.27%              4.26%

NOTES:     All items referring to loans & leases include loans held for sale & are net of unearned income.
           (1) Fully taxable equivalent yields.  Securities yields calculated based on amortized cost.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  BB&T CORPORATION
                                                                                  (Registrant)

                                                                                  By: /S/ SHERRY A. KELLETT

                                                                                  Sherry A. Kellett
                                                                                  Senior Executive Vice President and Controller
                                                                                  (Principal Accounting Officer)

Date: October 12, 2000